Exhibit 99.1

VERITEX HOLDINGS, INC. RECEIVES REGULATORY APPROVAL
FOR SOVEREIGN BANCSHARES, INC. MERGER
Dallas, TX - July 7, 2017 - Veritex Holdings, Inc. (NASDAQ: VBTX) (“Veritex”), the parent holding company of Veritex Community Bank, today announced that the Board of Governors of the Federal Reserve System approved the company’s regulatory application to merge Sovereign Banchshares, Inc. (“Sovereign”).

Veritex’s Chairman and Chief Executive Officer Malcolm Holland stated, “I’m pleased to announce that we received the final regulatory approval required to complete our merger with Sovereign Bancshares. Thanks to the hard work of both Sovereign and Veritex teams, we are working to close this acquisition on or around August 1, 2017. I’m looking forward to welcoming Sovereign’s clients, shareholders, and employees as they join the Veritex family.”

About Veritex Holdings, Inc.
Headquartered in Dallas, Texas, Veritex is a bank holding company that conducts banking activities through its wholly-owned subsidiary, Veritex Community Bank, with locations throughout the Dallas metropolitan area. Veritex Community Bank is a Texas state chartered bank regulated by the Texas Department of Banking and the Board of Governors of the Federal Reserve System. For more information, visit www.veritexbank.com.

About Sovereign Bancshares, Inc.
Founded in 2004, Sovereign is a bank holding company that provides financial services including a wide range of depository services, commercial and industrial lending, SBA loans, specialized lending for the energy industry, private banking, real estate lending and treasury management services through its wholly-owned subsidiary Sovereign Bank. Sovereign Bank currently serves its customers through seven branch locations in the Dallas - Fort Worth Metroplex, two Austin branches and one Houston location.

Additional Information for Investors and Shareholders

The information contained herein does not constitute an offer to sell or a solicitation of an offer to buy any securities or a solicitation of any vote or approval. In connection with the proposed transaction, Veritex has filed a registration statement on Form S-4 with the Securities and Exchange Commission (the “SEC”) which includes a joint proxy statement of Sovereign and Veritex and a prospectus of Veritex, and will file other documents regarding the proposed transaction with the SEC. Before making any investment decision, investors and security holders of Sovereign and Veritex are urged to carefully read the entire registration statement and joint proxy statement/prospectus, as well as any amendments or supplements to these documents and any other relevant documents filed with the SEC, because they will contain important information about the proposed transaction.  A definitive joint proxy statement/prospectus has been sent to the shareholders of each institution seeking the required shareholder approvals. Investors and security holders will be able to obtain the registration statement and the joint proxy statement/prospectus free of charge from the SEC’s website or from Veritex by writing to the address provided below.

Participants in the Transaction
Veritex, Sovereign and certain of their respective directors and executive officers may be deemed under the rules of the SEC to be participants in the solicitation of proxies from the respective shareholders of Veritex and Sovereign in connection with the proposed transaction. Certain information regarding the interests of these participants and a description of their direct and indirect interests, by security holdings or otherwise, are included in the joint proxy statement/prospectus regarding the proposed transaction. Additional information about Veritex and its directors and officers may be found in the definitive proxy statement of Veritex relating to its 2017 Annual Meeting of Stockholders filed with the SEC on April 10, 2017 and Veritex’s annual report on Form 10-K for the year ended December 31, 2016 filed with the SEC on March 10, 2017. The definitive proxy statement and annual report can be obtained free of charge from the SEC’s website at www.sec.gov or from Veritex at its website, www.veritexbank.com. Documents filed with the SEC by Veritex will be available free of charge by directing a request by telephone or mail to Veritex Holdings, Inc., 8214 Westchester Drive, Suite 400, Dallas, TX 75225 Attn: Investor Relations. Veritex’s telephone number is (972) 349-6200.

No Offer or Solicitation
This press release shall not constitute an offer to sell, a solicitation of an offer to sell, or the solicitation or an offer to buy any securities. There will be no sale of securities in any jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirement of Section 10 of the Securities Act of 1933, as amended.

Special Note Concerning Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements reflect the current views of Veritex’s management with respect to, among other things, future events and Veritex’s financial performance. These statements are often, but not always, made through the use of words or phrases such as “may,” “should,” “could,” “predict,” “potential,” “believe,” “will likely result,” “expect,” “continue,” “will,” “anticipate,” “seek,” “estimate,” “intend,” “plan,” “project,” “forecast,” “goal,” “target,” “would” and “outlook,” or the negative variations of those words or other comparable words of a future or forward-looking nature. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about Veritex’s industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond Veritex’s control. Accordingly, Veritex cautions you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions and uncertainties that are difficult to predict. Although Veritex believes that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. Factors that could cause actual results to differ materially from Veritex expectations include successfully implementing its growth strategy, including identifying acquisition targets and consummating suitable acquisitions;  continuing to sustain internal growth rate; providing competitive products and services that appeal to its customers and target market; continuing to have access to debt and equity capital markets and achieving its performance goals. The foregoing list of factors is not exhaustive.

For discussion of these and other risks that may cause actual results to differ from expectations, please refer to “Special Cautionary Note Regarding Forward-Looking Statements” and “Risk Factors” in Veritex’s Annual Report on Form 10-K filed with the SEC on March 10, 2017 and any updates to those risk factors set forth in Veritex’s subsequent Quarterly Reports on Form 10-Q or Current Reports on Form 8-K. If one or more events related to these or other risks or uncertainties materialize, or if Veritex’s underlying assumptions prove to be incorrect, actual results may differ materially from what Veritex anticipates. Accordingly, you should not place undue reliance on any such forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made, and Veritex does not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise. New risks and uncertainties arise from time to time, and it is not possible for Veritex to predict those events or how they may affect it. In addition, Veritex cannot assess the impact of each factor on Veritex’s business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. All forward-looking statements, expressed or implied, included in this press release are expressly qualified in their entirety by this cautionary statement. This cautionary statement should also be considered in connection with any subsequent written or oral forward-looking statements that Veritex or persons acting on Veritex’s behalf may issue.

Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results.

Source: Veritex Holdings, Inc.
Media Contact:
LaVonda Renfro
972-349-6200
lrenfro@veritexbank.com
Investor Relations:
972-349-6200
scaudle@veritexbank.com